Subsequent Events	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Subsequent Events
22.	Subsequent events

On February 15, 2019, the Company entered in a lease agreement for approximately 7,583 square feet of office space in Cambridge, Massachusetts. The lease has a term of seven years and expires on April 1, 2026. The lease provides for escalating rent each year, with total cash payments of approximately $4.9 million, or €4.2 million, payable over the lease term.